UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act. None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of Destination XL Group, Inc. (the “Company”) determined that the Company did not achieve the performance targets set forth in the Company’s 2018-2020 Long-Term Incentive Plan (the “2018-2020 LTIP”).

Given the unprecedented and challenging times of the pandemic, on March 9, 2021, the Committee approved the discretionary grant of stock options to Harvey Kanter, President and Chief Executive Officer, and to all active members of management who are participants in the 2018-2020 LTIP, which includes certain Named Executive Officers (“NEOs”).  The Committee considered various factors in making the awards, including the need to ensure that the Company retains and motivates key employees to successfully drive its business forward beyond the pandemic to create additional long-term stockholder value.

The calculation of the stock option awards was determined upon the same calculation as would have been made had the 2018-2020 LTIP achieved a 12.5% achievement of the performance-based metric.

Accordingly, in aggregate, the Committee approved the grant of stock options to purchase up to 414,338 shares of common stock, at an exercise price of $0.75 per share.  All stock options will vest ratably over three years, with the first tranche vesting on March 9, 2022.  Our NEOs received the following grant of stock options: Mr. Kanter: 106,265 stock options; Mr. Stratton: 36,166 stock options; Mr. Molloy: 34,287 stock options; and Messrs. Chane and Gaeta: 26,058 stock options.  Of the total 414,338 shares granted pursuant to the stock options, 77,516 shares are subject to shareholder approval within one-year from date of grant.  If such shares are not approved by shareholders, the awards will be settled in cash.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	March 10, 2021	By:	/s/ Robert S. Molloy
Robert S. Molloy
General Counsel and Secretary

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